Prospectus supplement dated November 24, 2021
to the following prospectus(es):
ElitePRO LTD and ElitePRO Classic prospectuses dated May 1, 2003
BOA Multiple Pay and BOA InvestCare prospectus dated May 1, 2002
NLAIC Survivor Options VL prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	The prospectus offers the following underlying mutual funds as investment options under the contract/policy.
Effective on or about December 6, 2021 (the "Effective Date"), the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Wells Fargo Variable Trust – VT Opportunity Fund: Class 2	Allspring Variable Trust – VT Opportunity Fund: Class 2
2.	On the Effective Date, the Sub-Advisors, Wells Capital Management, LLC and Wells Fargo Asset Management, will be renamed to Allspring Global Investments.
PROS-0612
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